PUTNAM INTERNATIONAL GROWTH FUND (the "fund")

               Prospectus Supplement dated August 15, 1997
                 to Prospectuses dated October 30, 1996

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:


                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------

Justin M. Scott      1991         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.

Omid Kamshad         1997         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1996.  Prior
                                  to January, 1996, Mr. Kamshad
                                  was Director of Investments
                                  at Lombard Odier International
                                  and prior to April, 1995, he
                                  was Director at Baring Asset
                                  Management Company.



David K. Thomas      1997         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1987.




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